      As filed with the Securities and Exchange Commission on June 27, 2002
                                                  Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    Form S-8
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                                  EMBREX, INC.
             (Exact name of registrant as specified in its charter)

   North Carolina                                          56-1469825
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                          Identification No.)

   1035 Swabia Court
   Durham, North Carolina                                  27703
   (Address of Principal Executive Offices)                (Zip Code)

                 AMENDED AND RESTATED INCENTIVE STOCK OPTION AND
                         NONSTATUTORY STOCK OPTION PLAN
                            (Full title of the plan)

                              Randall L. Marcuson,
                      President and Chief Executive Officer
                                1040 Swabia Court
                          Durham, North Carolina 27703
                     (Name and address of agent for service)

                                 (919) 941-5185
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                              Gerald F. Roach, Esq.
                           Christopher B. Capel, Esq.
          SMITH, ANDERSON, BLOUNT, DORSETT, MITCHELL & JERNIGAN, L.L.P.
                              Post Office Box 2611
                          Raleigh, North Carolina 27602
                                 (919) 821-1220

                                            CALCULATION OF REGISTRATION FEE
   ===================================================================================================================
     Title of securities          Amount to           Proposed maximum        Proposed maximum         Amount of
      To be registered          be registered        offering price per      aggregate offering     registration fee
                                                         share (1)                 price
   -------------------------------------------------------------------------------------------------------------------
        Common Stock,           800,000 shares            $19.53                $15,624,000            $1,437.41
       $.01 par value
   ===================================================================================================================

(1) This price is estimated solely for the purpose of calculating the registration fee. Pursuant to Rules 457(c) and (h), shares that may be the subject of the plan are deemed to be offered at $19.53 per share, the average of the high and low prices for the common stock on June 25, 2002 on the Nasdaq National Market System.

                                     PART I

              Information Required in the Section 10(a) Prospectus

       As permitted by the rules of the Securities and Exchange Commission (the "Commission"), this registration statement omits the information specified in
Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participants in the Amended and Restated Incentive Stock Option and Nonstatutory Stock Option Plan, as amended (the "Plan"), of Embrex, Inc. (the "Company"), as required by Rule 482(b) under the Securities Act of 1933. Such documents are not being filed with the Commission as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                     PART II

               Information Required in the Registration Statement

       This registration statement is filed to register 800,000 additional shares of common stock of the Company for issuance pursuant to the Plan. Registration statements on Form S-8 relating to the Plan, File Nos. 33-51582, 33-63318, 333-04109, 333-56279 and 333-42676 are effective, and such registration statements are incorporated in this registration statement by reference.

Item 3.  Incorporation of Documents by Reference

       The following additional documents have been filed with the Commission and are incorporated herein by reference:

       (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as filed with the Commission on March 22, 2002.

       (b) Quarterly Report on Form 10-Q for the three months ended March 31, 2002 as filed with the Commission on May 14, 2002.

       (c) Registration Statement on Form 8-A as filed with the Commission on August 29, 1991, and amended October 24, 1991 and November 5, 1991; and Registration Statement on Form 8-A as filed with the Commission on March 22, 1996.

       All documents filed by the Company subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered under the Plan have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits

       Exhibit No.
       -----------

       4.1    Restated Articles of Incorporation (1)

       4.2 Articles of Amendment to Restated Articles of Incorporation, effective March 21, 1996 (2)

       4.3 Articles of Amendment to Restated Articles of Incorporation, effective May 28, 1996 (3)

       4.4    Amended and Restated Bylaws, effective September 21, 2000 (4)

       4.5    Specimen Common Stock Certificate (5)

       4.6 Rights Agreement dated as of March 21, 1996 between the Company and Branch Banking and Trust Company, as Rights Agent (6)

       5      Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan,
              L.L.P.

       23.1 Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5 hereto)

       23.2   Consent of Ernst & Young LLP

       24     Power of Attorney (included as part of the signature page hereof)

______________
(1) Exhibit to the Company's Form 10-K as filed with the Securities and Exchange Commission for fiscal year ending December 31, 1991 and hereby incorporated by reference herein.

(2) Exhibit to the Company's Form 10-K as filed with the Securities and Exchange Commission for fiscal year ending December 31, 1995 and hereby incorporated by reference herein.

(3) Exhibit to the Company's Form 10-Q as filed with the Securities and Exchange Commission for the three months ended June 30, 1996 and hereby incorporated by reference herein.

(4) Exhibit to the Company's Form 10-Q as filed with the Securities and Exchange Commission for the three months ended September 30, 2000 and hereby incorporated by reference herein.

(5) Exhibit to the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1996 and hereby incorporated by reference herein.

(6) Exhibit to the Company's Registration Statement on Form 8-A as filed with the Securities and Exchange Commission on March 22, 1996 and hereby incorporated by reference herein.

                                   SIGNATURES

       The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on the 26th day of June, 2002.

                                               EMBREX, INC.

                                               By: /s/ Randall L. Marcuson
                                                  ------------------------
                                                  Randall L. Marcuson
                                                  President and
                                                  Chief Executive Officer

       We, the undersigned directors and officers of Embrex, Inc. (the "Company"), do hereby constitute and appoint Randall L. Marcuson and Don T. Seaquist or either of them, our true and lawful attorneys-in-fact and agents, with full powers of substitution, to sign any or all amendments (including post-effective amendments) to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as we might or could do in person; and we do hereby ratify and confirm all that the said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue of this power of attorney.

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of the Company in the capacities indicated on the 26th day of June, 2002.

Signature                          Title
---------                          -----


/s/ Randall L. Marcuson            President, Chief Executive Officer and
------------------------------     Director
Randall L. Marcuson

/s/ Don T. Seaquist                Vice President, Finance and Administration
------------------------------     (Principal Financial and Accounting Officer)
Don T. Seaquist

/s/ C. Daniel Blackshear           Director
------------------------------
C. Daniel Blackshear

/s/ Peter J. Holzer                Director
------------------------------
Peter J. Holzer

/s/ Ganesh M. Kishore              Director
------------------------------
Ganesh M. Kishore, Ph.D.

/s/ John E. Klein                  Director
------------------------------
John E. Klein

                                  EMBREX, INC.
                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

4.1                  Restated Articles of Incorporation (1)

4.2 Articles of Amendment to Restated Articles of Incorporation, effective March 21, 1996 (2)

4.3 Articles of Amendment to Restated Articles of Incorporation, effective May 28, 1996 (3)

4.4                  Amended and Restated Bylaws, effective September 21, 2000
                     (4)

4.5                  Specimen Common Stock Certificate (5)

4.6 Rights Agreement dated as of March 21, 1996 between the Company and Branch Banking and Trust Company, as Rights Agent (6)

5                    Opinion of Smith, Anderson, Blount, Dorsett, Mitchell &
                     Jernigan, L.L.P.

23.1 Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5 hereto)

23.2                 Consent of Ernst & Young LLP

24 Power of Attorney (included as part of the signature page hereof)



______________
(1) Exhibit to the Company's Form 10-K as filed with the Securities and Exchange Commission for fiscal year ending December 31, 1991 and hereby incorporated by reference herein.

(2) Exhibit to the Company's Form 10-K as filed with the Securities and Exchange Commission for fiscal year ending December 31, 1995 and hereby incorporated by reference herein.

(3) Exhibit to the Company's Form 10-Q as filed with the Securities and Exchange Commission for the three months ended June 30, 1996 and hereby incorporated by reference herein.

(4) Exhibit to the Company's Form 10-Q as filed with the Securities and Exchange Commission for the three months ended September 30, 2000 and hereby incorporated by reference herein.

(5) Exhibit to the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1996 and hereby incorporated by reference herein.

(6) Exhibit to the Company's Registration Statement on Form 8-A as filed with the Securities and Exchange Commission on March 22, 1996 and hereby incorporated by reference herein.